UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

SITO MOBILE, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Copy to:
Andrew Hulsh, Esq.
Pepper Hamilton LLP
The New York Times Building
620 Eighth Avenue, 37th Floor
New York, NY 10018-1405
(212) 808-2741
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(3)
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SITO MOBILE, LTD.
NOTICE OF SPECIAL MEETING IN LIEU OF
2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 30, 2017
Dear Stockholder:
We cordially invite you to attend a Special Meeting of Stockholders in lieu of the 2017 Annual Meeting of Stockholders (the “Special Meeting”) of SITO Mobile, Ltd. (“SITO”, “SITO Mobile”, the “Company”, “we” or “our”, as the context may require), to be held on November 30, 2017 at 10:00 a.m., Eastern Standard Time, at the offices of Pepper Hamilton LLP, The New York Times Building, 620 Eighth Avenue, 37th Floor, New York, New York, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.
To elect the six directors named in the accompanying Proxy Statement to serve on our Board of Directors (the “Board” or the “SITO Board”) until our 2018 annual meeting of stockholders, or until their respective successors have been duly elected and qualified;

2.
To ratify the approval by our Board of Directors of an amendment to our By-Laws to allow for participation in stockholder meetings by means of remote communication;

3.
To approve the Company’s 2017 Equity Incentive Plan, attached as Appendix A to this Proxy Statement, as a successor to the Company’s 2008 Stock Option Plan; and

4.
To transact such other business as may properly come before the Special Meeting and any adjournment thereof. Our Board of Directors is not presently aware of any other matter that may be raised for consideration at the Special Meeting.

In June of this year, two of our stockholders led a successful consent solicitation process that resulted in the election of five new directors to the SITO Board. Subsequently, two members of the SITO Board resigned and two new directors were appointed to fill the vacancies resulting from their resignations. In addition, in June of this year, our Board appointed a new Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Chief Revenue Officer. In accordance with the rules for proxy statements under the Securities Exchange Act of 1934, as amended, we are required to include in this Proxy Statement information with respect to our directors and executive officers for the year ended December 31, 2016, including a description of their compensation. Because of the recent change of our Board and our management team, in several instances we have supplemented our disclosure of prior compensation practices with an explanation of compensation arrangements for our newly-appointed directors and executive officers.
Your vote is important. If you are a stockholder of record, you may vote in one of the following ways:
•
Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

•
Vote by telephone, by calling the toll-free number: 1-800-690-6903 (have your Notice or proxy card in hand when you call);

•
Vote by mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

•
Vote in person at the Special Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, please mark, date, sign and return the enclosed proxy card to ensure that your shares are represented at the Special Meeting. Only stockholders of record as of the close of business on October 3, 2017 are entitled to notice of and to vote at the Special Meeting and any adjournments, postponements, reschedulings or continuations thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder of the Company for any purpose germane to the Special Meeting during normal business hours at our principal executive offices at The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, New Jersey for the 10-day period immediately preceding the Special Meeting and during the meeting. You may attend the Special Meeting and vote your shares in person, even if you have returned a proxy.
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: Proxy Advisory Group, LLC, toll free at (212) 616-2180.
We look forward to seeing you at the Special Meeting.
Sincerely,
Brent Rosenthal
Chairman of the Board
Jersey City, New Jersey
October 31, 2017

Page
STOCKHOLDER MATTERS	10
Stockholder Communications with our Board	10
Stockholder Proposals And Director Nominations	10
CORPORATE GOVERNANCE	12
Committees of the Board of Directors	12
Audit Committee	12
Compensation Committee	12
Governance and Nominating Committee	13
Director Attendance at Special Meetings	13
Code of Ethics	14
Risk Oversight	14
Board Leadership Structure	14
Section 16(a) Beneficial Ownership Compliance	14
Certain Relationships and Related-Party Transactions	14
Policies and Procedures for Approving Transactions with Related Persons	15
Indemnification Agreements	15
Director Independence	15
Involvement in Certain Legal Proceedings	16
DIRECTOR COMPENSATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
PROPOSAL NO. 1 ELECTION OF DIRECTORS	21
Nominees	21
EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY	24
EXECUTIVE COMPENSATION	25
Summary Compensation Table	25
Narrative to Summary Compensation Table	26
Employment Agreements and Separation and Change in Control Arrangements	27
Outstanding Equity Awards at December 31, 2016	29
PROPOSAL NO. 2 RATIFICATION OF APPROVAL BY BOARD OF DIRECTORS OF BY-LAW AMENDMENT TO ALLOW FOR PARTICIPATION IN STOCKHOLDER MEETINGS BY MEANS OF REMOTE COMMUNICATION	31
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	33
PROPOSAL NO. 3 APPROVAL OF 2017 EQUITY INCENTIVE PLAN	34
OTHER MATTERS	42
i

SITO MOBILE, LTD.
The Newport Corporate Center, 100 Town
Square Place, Suite 204
Jersey City, New Jersey 07310
General
The Board of Directors (the “Board”) of SITO Mobile, Ltd. (“SITO”, “SITO Mobile,” “the Company,” “we” or “our”, as the context may require) is soliciting proxies for our Special Meeting of Stockholders (the “Special Meeting”), to be held on November 30, 2017 at 10:00 a.m., Eastern Standard Time, at the offices of Pepper Hamilton LLP, The New York Times Building, 620 Eighth Avenue, 37th Floor, New York, New York, and at any adjournments, reschedulings, continuations or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders.
Our principal executive offices are located at the address listed at the top of the page, and the telephone number at such offices is (201) 275-0555.
Frequently Asked Questions
Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you because our Board of Directors (the “Board”) is soliciting your proxy to vote at our Special Meeting. As a stockholder of record of the Company, you are invited to attend the Special Meeting and you are entitled and requested to vote on the proposals described in this Proxy Statement. This Proxy Statement also gives you information about the proposals to be voted upon at the Special Meeting, as well as other information, so that you can make an informed decision.
Q.
How does the Board recommend that I vote on each of the proposals?

A.
Our Board recommends that you vote your shares in accordance with the instructions on your proxy card as follows:

•   (i)
“FOR” the election of all the nominees listed in Proposal No. 1, Brent Rosenthal, Steven Bornstein, Michael Durden, Itzhak Fisher, Thomas J. Pallack and Karen Seminara Patton, to our Board to serve until our 2018 annual meeting of stockholders, or until their respective successors have been duly elected and qualified;

•   (ii)
“FOR” the ratification of the approval by our Board of Directors of an amendment to our By-Laws to allow for participation in stockholder meetings by means of remote communication; and

•   (iii)
“FOR” the approval of the Company’s 2017 Equity Incentive Plan, as a successor to the Company’s 2008 Stock Option Plan.

Q.
Who can vote at the Special Meeting and what are the voting rights of such stockholders?

A.
Only stockholders of record as of the close of business on October 3, 2017 are entitled to notice of, and to vote on, the matters presented at the Special Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the Special Meeting. As of the Record Date, there were approximately 21,950,460 shares of the Company’s common stock issued and outstanding.

Q.	How do I vote?	A.	If you hold your shares directly and not through a bank, broker or other nominee, you may vote your shares in four different ways, as follows:
(1)
Over the Internet:   Refer to the proxy card or voting instruction form for instructions on voting your shares over the Internet, which will include the website and the control number to access your account and vote your shares. You must specify how you want your shares voted, or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

(2)
By Telephone:   Refer to the proxy card or voting instruction form for instructions on voting your shares by telephone, which will include a toll-free number for the United States, Canada and Puerto Rico and the control number to access your account. Simply follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call, or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

(3)
By Mail:   If you received your proxy materials by mail, complete and sign your proxy card or voting instruction form and mail it in the enclosed postage prepaid envelope we provided so that it is received by November 28, 2017, two days before the Special Meeting, to be sure it is received in time to count.

(4)
In Person at the Meeting:   If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Special Meeting.

If you hold your shares through a broker, bank or other nominee:   a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card to your broker, bank or other nominee. Please be sure to mark your voting choices on your voting instruction card before you return it to your broker, bank or other nominee. You may also be able to vote by telephone or via the Internet. Please refer to the instructions provided with your voting instruction card for information about voting in these ways.
Q.
How will my shares be voted if I do not return my proxy or do not provide specific voting instructions in the proxy card or voting instruction form that I submit?

A.
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Special Meeting. If you submit a proxy card without giving specific voting instructions on one or more matters listed in the notice for the Special Meeting, your shares will be voted as recommended by our Board on such matters, and as the proxy holders may determine in their discretion on how to vote with respect to any other matters properly presented for a vote at the Special Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If your shares are held in street name at a broker, your broker may under certain circumstances vote your shares on “routine” matters in their discretion if you do not provide voting instructions on a timely basis in accordance with the instructions provided by them. However, if you do not provide timely instructions, your broker does not have the authority to vote your shares on any “non-routine” proposals at the Special Meeting and a “broker non-vote” would occur. Proposals No. 1 and 3 presented at this year’s Special Meeting are considered non-routine proposals under the rules of The Nasdaq Stock Market (the “NASDAQ”). If your broker does not receive instructions from you on how to vote your shares on Proposals No. 1 and 3, your broker may not vote on those matters. Proposal No. 2 presented at this year’s Special Meeting is considered a routine proposal under NASDAQ rules. Thus, brokers or other entities holding shares for you in street name may vote on Proposal No. 2 in their discretion if you do not provide them with voting instructions.
Q.
How will my shares be voted if I mark “Abstain” on my proxy card?

A.
We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present at the Special Meeting, but abstentions will not be counted as votes cast for or against any given matter.
Q.	Can I change my vote or revoke my proxy?	A.	If your shares are registered directly in your name, you may revoke your proxy or change your vote at any time before the Special Meeting. To do so, you must do one of the following:
(1)
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote will be counted.

(2)
Sign a new proxy and mail it as instructed above. Only your latest dated, valid proxy received will be counted.

(3)
Attend the Special Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the Special Meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request that your vote is revoked.

(4)
Deliver a written instrument that revokes your proxy to our principal offices (Attention: Investor Relations).

If your shares are held in street name, you may submit a new, later-dated voting instruction form or contact your bank, broker or other nominee. You may also vote in person at the Special Meeting if you obtain a legal proxy as described in the answer to the question above entitled “How do I vote?”.
Q.
What effect do broker non-votes have on the proposals?

A.
If you hold shares through an account with a broker, the voting of your shares by such broker is governed by NASDAQ rules when you do not provide voting instructions. NASDAQ rules determine whether proposals presented at the Special Meeting are routine or non-routine. If a proposal is routine, a broker or other entity holding your shares in street name may vote your shares on the proposal without voting instructions from you. If a proposal is non-routine, the broker or other entity may vote your shares on the proposal only if you have provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on the proposal because the proposal is non-routine and the owner does not provide instructions. As a result, brokers or other entities holding your shares in street name may vote your shares on routine proposals even if no voting instructions are provided by you.

Proposals No. 1 and 3 presented at the Special Meeting are considered non-routine proposals under the rules of The Nasdaq Stock Market (the “NASDAQ”). If your broker does not receive instructions from you on how to vote your shares on Proposals No. 1 and 3 your broker may not vote on those matters. Proposal No. 2 presented at this year’s Special Meeting is considered a routine proposal under NASDAQ rules. Thus, brokers or other entities holding shares for you in street name may vote on Proposal No. 2 if you do not provide them with voting instructions.
Q.
What does it mean if I receive more than one proxy card or voting instruction form?

A.
It generally means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote using each proxy card or voting instruction form you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone, Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided with these proxy materials, or by voting by ballot at the Special Meeting.

Q.
How many shares must be present to hold the Special Meeting?

A.
The holders of a majority of the approximately 21,950,460 shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the 2017 Special Meeting. Shares that are voted “FOR” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the Special Meeting for purposes of establishing a quorum, and are also treated as shares entitled to vote at the Special Meeting. Broker “non-votes”, if any, are also included for purposes of determining whether a quorum of shares of common stock is present at the Special Meeting.

For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or that are represented in person at the Special Meeting. If a quorum is not present by attendance or represented by proxy at the 2017 Special Meeting, the stockholders present by attendance at the Special Meeting or by proxy may adjourn the Special Meeting until a quorum is present.
Q.
What vote is required to approve each matter and how are votes counted?

A.
Proposal No. 1 — Election of Six Directors

The six nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality.

Your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If a stockholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 1.
Proposal No. 2 — Ratification of the Approval by the Board to Amend the By-Laws
The proposal to ratify the approval by our Board of Directors of an amendment to our By-Laws to allow for participation in stockholder meetings by means of remote communication, requires that the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Special Meeting and entitled to vote on such matter. Brokers are permitted to vote on this proposal, so there will not be any broker “non-votes” for Proposal No. 2. Abstentions will have the effect of votes “AGAINST” Proposal No. 2

Proposal No. 3 — Approval of the 2017 Equity Incentive Plan
The proposal to approve the Company’s 2017 Equity Incentive Plan (as a successor to the Company’s 2008 Stock Option Plan) requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Special Meeting and entitled to vote on such matter. Broker “non-votes” and abstentions, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 3.
Q.
Who will serve as proxies for the Special Meeting?

A.
Our Board is asking you to give your proxy to Mark Del Priore, our Chief Financial Officer, and William Seagrave, our Chief Operating Officer. Giving your proxy to Mr. Del Priore and Mr. Seagrave means that you authorize Mr. Del Priore, Mr. Seagrave, either of them or their duly appointed substitutes to vote your shares at the Special Meeting in accordance with your instructions. For Proposal No. 1, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For Proposals No. 2 and 3, you may vote “FOR” or “AGAINST” the proposals, or abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in accordance with our Board’s recommendations.

Q.
Are there other matters to be voted on at the Special Meeting?

A.
We do not know of any matters that may come before the Special Meeting other than as described in this Proxy Statement. If any other matters are properly presented at the Special Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on such matters, subject to compliance with Rule 14a-4(c) of the Exchange Act.

Q.	What is the Company’s Internet address?	A.	The Company’s Internet address is www.sitomobile.com. You can access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.
Q.	May I attend the Special Meeting?	A.	Only holders of shares of our outstanding common stock and their proxy holders as of the Record Date may attend the Special Meeting. If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photo identification to the Special Meeting. For example, you could provide an account statement showing that you beneficially owned shares of common stock as of the Record Date as acceptable proof of ownership. You must also contact your broker and follow its instructions in order to vote your shares at the Special Meeting. If you hold your shares through a broker, you may not vote your shares at the Special Meeting unless you have first followed the procedures outlined by your broker.
If you are a stockholder of record on the Record Date, please be prepared to provide proper identification, such as a driver’s license or state identification card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date. No cameras, recording equipment, large bags, briefcases or packages will be permitted at the Special Meeting.
Q.
Who will solicit proxies on behalf of the Board?

A.
Proxies may be solicited on behalf of our Board, without additional compensation, by the Company’s directors and certain executive officers. Such persons are listed in the section of this Proxy Statement entitled “Executive Officers and Directors of the Company.” Additionally, the Company has retained The Proxy Advisory Group, LLC, a proxy solicitation firm, which may solicit proxies on our Board’s behalf.

The original solicitation of proxies by Notice and by mail may be supplemented by additional telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors and certain executive officers (who will receive no additional compensation for such solicitation activities), or by The Proxy Advisory Group, LLC. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website or other websites is not part of this Proxy Statement.
Q.
What are the costs of soliciting these proxies?

A.
The entire cost of soliciting proxies on behalf of our Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by or on behalf of the Company, will be borne by the Company. We expect to pay The Proxy Advisory Group, LLC, our proxy solicitor, approximately $8,500 to solicit proxies on our behalf. Copies of solicitation material will be furnished to brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with the Annual Report, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Q.	Who can answer my questions?	A.	If you have questions or require assistance in the voting of your shares, please call (212) 616-2180, the firm assisting us in the solicitation of proxies:
The Proxy Advisory Group, LLC®
18 East 41st Street, Suite 2000
New York, New York 10017-6219
(212) 616-2180
info@proxyadvisory.net
Q.
How can I obtain additional copies of these materials or copies of other documents?

A.
Complete copies of this Proxy Statement and the Annual Report are also available at www.proxyvote.com. You may also contact 1-800-690-6903 for additional copies of those documents.

STOCKHOLDER MATTERS
Stockholder Communications with our Board
Stockholders and other interested parties may send correspondence by mail to the full Board of Directors or to individual directors. Stockholders should address such correspondence to our Board of Directors or the relevant Board members in care of: SITO Mobile, Ltd., The Newport Corporate Center 100 Town Square Place, Suite 204, Jersey City, New Jersey 07310, Attention: Secretary.
All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to our Board of Directors, one of the committees of our Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.
Stockholder Proposals And Director Nominations
Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act
To be considered for inclusion in next year’s Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act, and acted upon at our 2018 Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to the attention of our Secretary, at our principal office, no later than June 21, 2018. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also need to comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from the Company’s proxy materials relating to the 2018 annual meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.
Director Nominations and Stockholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act
Our Amended and Restated Bylaws also establish advance notice procedures with regard to stockholder proposals and director nominations that are not submitted for inclusion in the Proxy Statement. With respect to such stockholder proposals or director nominations, a stockholder’s advance notice must be made in writing, must meet the requirements set forth in our Amended and Restated Bylaws and must be delivered to, or mailed by first class United States mail, postage prepaid, and received by, our Secretary at our principal office no earlier than 5:00 pm on August 2, 2018, and no later than 5:00 pm on September 1, 2018. However, in the event our 2018 annual meeting is scheduled to be held on a date before October 31, 2018, or after January 29, 2019, then such advance notice must be received by us not later than the close of business on the later of  (1) the ninetieth (90th) calendar day prior to our 2018 annual meeting and (2) if the first public announcement of the date of our 2018 annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the 10th calendar day following the day on which we first make public disclosure of the date of the our 2018 annual meeting (or if that day is not a business day for the Company, on the next succeeding business day). We expect to hold our 2018 annual meeting on or around June 27, 2018.
General Requirements
Each proposal submitted must be a proper subject for stockholder action at an annual meeting of stockholders, and all proposals and nominations must be submitted to: Secretary, SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, New Jersey 07310. The stockholder proponent must appear in person to present the proposal or nomination at the related annual meeting or send a qualified representative to present such proposal or nomination. If a stockholder gives notice after the applicable deadlines or otherwise does not satisfy the relevant requirements of Rule 14a-8 of the Exchange Act or our Amended and Restated Bylaws, the stockholder will not be permitted to present the proposal or nomination for a vote at an annual meeting of our stockholders.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act
If a stockholder who wishes to present a proposal before the our 2018 annual meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals and proposed director nominations, the proxies that our Board solicits for the our 2018 annual meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.
Director Candidates Recommended by Stockholders
Our Board, through our Governance and Nominating Committee, will consider nominees recommended by stockholders. A stockholder wishing to recommend a candidate must submit the following documents to the Secretary, SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, New Jersey 07310:
•
A recommendation that identifies the candidate and provides contact information for that candidate;

•
The written consent of the candidate to being named in the Proxy Statement as a nominee and to serve as a director of SITO, if elected; and

•
If the candidate is to be evaluated by our Governance and Nominating Committee, the Secretary will request from the candidate a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of SITO, a completed statement regarding conflicts of interest, and a waiver of liability for a background check.

These documents must be received from the candidate before the first day of February preceding the next annual meeting of stockholders.
The Governance and Nominating Committee evaluates all candidates, regardless of who recommended the candidate, based on the same criteria.

CORPORATE GOVERNANCE
Committees of the Board of Directors
The following table sets forth the three standing committees of our Board of Directors and the members of each committee:
Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Michael Durden	X	Chair	X
Itzhak Fisher		X	Chair
Brent Rosenthal*	Co-Chair		X
Steven Bornstein		X
Karen Seminara Patton*	Co-Chair

*
Audit Committee Financial Expert.

To assist it in carrying out its duties, our Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. The functions of each of the Committees are described below.
Audit Committee
Our Audit Committee is currently comprised of Ms. Seminara Patton (Co-Chair), Mr. Rosenthal (Co-Chair) and Mr. Durden. Our Board of Directors has concluded that all the members of our Audit Committee are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of NASDAQ. The Audit Committee met four times in 2016 and two times to date in 2017.
The duties and responsibilities of our Audit Committee are set forth in our Audit Committee’s charter adopted by our Board of Directors and available on the our website (www.sitomobile.com).
Our Audit Committee oversees the financial reporting process for the Company on behalf of our Board of Directors and has other duties and functions as described in its charter.
Our Audit Committee serves to assist our Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company’s systems of internal controls regarding finance, accounting, legal and regulatory compliance; (ii) the Company’s auditing, accounting and financial reporting processes generally; (iii) the Company’s financial statements and other financial information provided by the Company to its stockholders and the public; (iv) the Company’s compliance with its legal and regulatory requirements; and (v) the performance of the Company’s internal audit department and independent auditors.
The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, our Board of Directors has determined that each of Mr. Rosenthal and Ms. Seminara Patton qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and has financial sophistication in accordance with the NASDAQ Listing Rules.
Compensation Committee
Our Compensation Committee is currently comprised of Mr. Durden (Chair), Mr. Fisher and Mr. Bornstein. Our Board of Directors has determined that all of the members of our Compensation Committee are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of NASDAQ. Our Compensation Committee met three times in 2016 and four times to date in 2017.

The duties and responsibilities of our Compensation Committee are set forth in our Compensation Committee’s charter adopted by our Board of Directors, which is available on our website (www.sitomobile.com).
Among its duties, our Compensation Committee determines the compensation and benefits paid to our executive officers, including our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Chief Revenue Officer.
Our Compensation Committee reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management, approves recipients of stock option awards and establishes the number of shares and other terms applicable to such awards.
Our Compensation Committee also determines the compensation paid to our Board of Directors, including equity-based awards.
Governance and Nominating Committee
Our Governance and Nominating Committee is currently comprised of Mr. Fisher (Chair), Mr. Durden and Mr. Rosenthal. Our Board of Directors has determined that all the members of our Governance and Nominating Committee are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of NASDAQ. Our Governance and Nominating Committee met one time in 2016 and two times to date in 2017.
The duties and responsibilities of our Governance and Nominating Committee are set forth in our Governance and Nominating Committee’s charter adopted by our Board of Directors, and available on our Company’s website (www.sitomobile.com).
Our Governance and Nominating Committee serves to assist our Board of Directors in fulfilling its oversight responsibilities with respect to: (i) developing and recommending to our Board a set of corporate governance principles applicable to the Company, and reviewing and reassessing the adequacy of such guidelines annually and recommending to our Board any changes deemed appropriate; (ii) developing policies on the size and composition of our Board; (iii) reviewing possible candidates for Board membership consistent with our Board’s criteria for selecting new directors; (iv) performing Board member performance evaluations on an annual basis; (v) annually recommending a slate of nominees to our Board with respect to nominations for our Board at the annual meeting of the Company’s stockholders; (vi) reviewing and discussing with our management the program that management has established to monitor compliance with the Company’s code of business conduct and ethics for directors, officers and employees; and (vii) generally advising our Board (as a whole) on corporate governance matters.
The process followed by our Governance and Nominating Committee to identify and evaluate candidates includes (i) requests to Board of Director members, our Chief Executive Officer, and others for recommendations; (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications; and (iii) interviews of selected candidates. Our Governance and Nominating Committee also considers recommendations for nomination to our Board of Directors submitted by stockholders.
In evaluating the suitability of candidates to serve on our Board of Directors, including stockholder nominees, our Governance and Nominating Committee seeks candidates who are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and who meet certain selection criteria established by our Governance and Nominating Committee.
Corporate Governance Materials
The full text of the charters of our Audit, Governance and Nominating, and Compensation Committees and our Insider Trading Policy and Code of Ethics can be found at http://ir.sitomobile.com/governance-documents.
Director Attendance at Special Meetings
Our policy is that all directors, absent special circumstances, should attend our Special meeting of stockholders.

Code of Ethics
On December 1, 2004 we adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics will be provided to any person requesting same without charge. Our Code of Ethics is also available online at http://ir.sitomobile.com/governance-documents. To request a hard copy of our Code of Ethics, please make written request to our Chief Financial Officer c/o SITO Mobile, Ltd. at 100 Town Square Place, Suite 204, Jersey City, New Jersey 07310.
Risk Oversight
Our Board of Directors is responsible for the oversight of the Company’s risk management efforts. While the full Board of Directors is ultimately responsible for this oversight function, individual committees may consider specific areas of risk from time to time as directed by our Board. Members of management responsible for particular areas of risk for the Company provide presentations, information and updates on risk management efforts as requested by our Board or a Board committee.
Board Leadership Structure
Our Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, Brent Rosenthal serves as our Chairman of the Board and Thomas J. Pallack serves as our Chief Executive Officer.
Section 16(a) Beneficial Ownership Compliance
Section 16(a) of the Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to in this Proxy Statement as the “reporting persons”) file with the SEC initial reports of ownership and reports of changes in ownership in our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons and without conducting any independent investigation of our own, in 2016 all such Section 16(a) filing requirements were met, except that three Form 4s were filed late by one of our stockholders, Nicole Braun, resulting in 76 transactions not being reported on a timely basis, a Form 4 was filed late by Brent D. Rosenthal, resulting in one transaction not being reported on a timely basis, a Form 4 was filed late by former director Richard O’Connell, Jr., resulting in one transaction not being reported on a timely basis, two Form 4s were filed late by former director and former Chief Executive Officer Jerry Hug, resulting in two transactions not being reported on a timely basis, and two Form 4s were filed late by former director Betsy J. Bernard, resulting in two transactions not being reported on a timely basis.
During the nine-month period ended September 30, 2017, two Form 4s were filed late by Chester Petrow, resulting in five transactions not being reported on a timely basis, and one Form 4 was filed late by former director Betsy J. Bernard, resulting in two transactions not being reported on a timely basis.
Certain Relationships and Related-Party Transactions
The following is a description of transactions since January 1, 2016 to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.
On October 3, 2014, the Company and its wholly owned subsidiaries, SITO Mobile Solutions, Inc. and SITO Mobile R&D IP, LLC, entered into a Revenue Sharing and Note Purchase Agreement (the “NPA”) with Fortress Credit Co LLC, as collateral agent, and CF DB EZ LLC and Fortress Credit Co LLC. On July 11, 2017, TAR SITO LendCo LLC, an entity owned and controlled by Julian Singer, the son of Karen Singer (sole member of TAR Holdings LLC, which at that time owned more than 5% of our common stock), acquired from Fortress Credit Opportunities V CLO Limited, CF EZ LLC, and CF DB EZ LLC all

rights, title and interest as “Purchaser” and “Revenue Participant” under the NPA and related documents. On August 1, 2017, the Company used approximately $4,900,000 of the proceeds of an offering of common stock and warrants to prepay in full all outstanding principal, accrued and unpaid interest due through the date of repayment and termination fees payable with respect to the senior secured note sold under the NPA (the “Note”). The Company has no further obligations with respect to the Note but will remain obligated to continue to make payments with respect to the Revenue Stream (as defined in the NPA), if and when due, according to the terms of the NPA. According to public filings made in accordance with Section 13 of the Exchange Act, Karen Singer and TAR Holdings LLC currently hold less than 5% of the Company’s capital stock.
Policies and Procedures for Approving Transactions with Related Persons
The independent members of our Board of Directors are responsible for reviewing and approving related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, our Board of Directors has not yet adopted a written policy or procedures governing its approval of transactions with related persons. During 2016, all related party transactions were reviewed and approved by our Board of Directors, and each related person who was at the time serving as a director abstained from voting on the particular transaction.
Indemnification Agreements
We have entered into, or plan to enter into, an indemnification agreement with each of our directors and executive officers, in addition to the indemnification provided for in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. These indemnification agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors and/or executive officers or any other company or enterprise to which the person provides services at our request. These indemnification agreements also provide the directors and executive officers who are parties thereto with certain rights to advancement of expenses incurred in defending a proceeding in advance of the disposition of any proceeding for which indemnification rights may be available pursuant to the indemnification agreement. Further, the indemnification agreement provides for a process for our Board to determine whether an indemnified person is entitled to indemnification in a particular case. We believe that these charter and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
Director Independence
The NASDAQ Listing Rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 promulgated under the Exchange Act.
Our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that each of our directors, with the exception of Mr. Pallack, our Chief Executive Officer, is an “independent director” as defined under the NASDAQ Listing Rules. Our Board also determined that Ms. Seminara Patton and Messrs. Durden and Rosenthal, who comprise our Audit Committee, Messrs. Durden, Fisher and Bornstein, who comprise our Compensation Committee, and Messrs. Fisher, Durden and Rosenthal, who comprise our Governance and Nominating Committee, satisfy the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable. In making the independence determinations set forth above, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director. There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of  (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

DIRECTOR COMPENSATION
2016
In 2016 (including the fourth quarter of 2015), our non-employee directors received an annual cash payment of  $30,000, and the Chairman of our Board received an annual cash payment of  $45,000, payable quarterly, for service on our Board of Directors. In addition, our non-employee directors received $250 for each committee or board meeting which they attended in-person or telephonically. Directors are also entitled to be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending Board or committee meetings or otherwise in connection with the Company’s business. Upon appointment to our Board of Directors and annually thereafter, our non-employee directors received a grant of five-year options to purchase 20,000 shares of common stock (30,000 for the Chairman of our Board of Directors), which vested immediately upon grant and expired upon the earlier of the scheduled expiration date or up to18 months after the cessation of service, depending upon the circumstances of such cessation of service, whichever was sooner. The chair of each of our standing committees received a grant of options to purchase 5,000 shares.
During the fiscal year ended December 31, 2016, our Audit Committee was comprised of Lowell W. Robinson, Betsy J. Bernard and Joseph A. Beatty, our Compensation Committee was comprised of Jonathan E. Sandelman, Betsy J. Bernard, Joseph A. Beatty and Lowell W. Robinson and our nominating committee was comprised of Betsy J. Bernard, Joseph A. Beatty and Lowell W. Robinson.
The following table sets forth compensation received by our directors in the fiscal year ended December 31, 2016.
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(7)	All other compensation ($)	Total ($)(8)
Jerry Hug(1)	0	0	0	0	0
Jonathan E. Sandelman(6)	31,750	0	35,040	0	66,790
Peter D. Holden(2)	23,500	0	35,040	0	58,540
Betsy J. Bernard(6)	47,750	0	52,560	0	100,310
Joseph A. Beatty(6)	32,750	0	43,800	0	76,550
Richard O’Connell, Jr.(3)(6)	32,750	0	43,800	0	76,550
Brent Rosenthal(4)	16,500	0	59,800	0	76,300
Philip B. Livingston(5)	7,500	0	0	0	7,500

(1)
Mr. Hug did not receive any compensation in the fiscal year ended December 31, 2016 expressly for his service as a director. Mr. Hug received other compensation as an executive officer — see the Summary Compensation Table below. Mr. Hug resigned as an officer and director effective February 17, 2017.

(2)
Mr. Holden was appointed as a director on March 29, 2013 and resigned as a director on December 5, 2016.

(3)
Mr. O’Connell was appointed as a director on February 18, 2016.

(4)
Mr. Rosenthal was appointed as a director on August 9, 2016.

(5)
Mr. Livingston was appointed as a director on November 13, 2014 and did not stand for re-election at the annual meeting held on February 18, 2016.

(6)
Messrs. Sandelman, Beatty, O’Connell and Ms. Bernard were removed as directors effective June 1, 2017.

(7)
The amounts reported in the options awards column represent the grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 15 to the Company’s consolidated financial statements in the Form 10-K.

(8)
Because the Company changed its fiscal year end in 2016, the tables below present the compensation of our directors for the fiscal quarter ended December 31, 2015, which are not included in the table above.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Jerry Hug	0	0	0	0	0
Jonathan E. Sandelman	8,000	0	7,756	0	15,756
Peter D. Holden	7,750	0	0	0	7,750
Betsy J. Bernard	8,500	0	0	0	8,500
Joseph A. Beatty	8,500	0	0	0	8,500
Philip B. Livingston	8,500	0	10,729	0	19,229
2017
In 2017, our Board of Directors made several changes to the director compensation program. It increased the annual cash retainer paid to each non-employee member of our Board of Directors to $50,000. In addition, it determined to grant restricted stock units that would vest upon the next annual meeting of stockholders, rather than stock options, to directors, with a grant date fair value of  $50,000. As will be discussed further in the proxy statement distributed prior to our 2018 annual meeting of stockholders, non-employee directors also received a one-time grant of restricted stock units with a grant date fair value of  $50,000. Our Board of Directors also agreed to pay a $25,000 annual retainer to the chair of the Audit Committee, a $15,000 annual retainer to the chair of the Compensation Committee, a $10,000 annual retainer to the chair of the Governance and Nominating Committee and a $75,000 annual retainer to the Chairman of the Board. The Chairman of the Board and the chair of each committee may elect to receive their additional payments either in cash payable in quarterly installments, restricted stock units vesting in quarterly installments, or a combination thereof. Our Board of Directors also determined that directors would no longer receive a separate fee for attendance at meetings of the Board or of Board committees.
Effective September 6, 2017, Thomas Thekkethala and Matthew Stecker resigned as members of our Board of Directors. Our Board of Directors granted Mr. Thekkethala a severance cash payment of  $62,500 for his service as a member of our Board and granted a Mr. Stecker a severance cash payment of  $68,750 for his service as a member of our Board and as Chair of the Audit Committee, and agreed to reimburse Mr. Stecker for an aggregate of  $600 of unreimbursed expenses in connection with his service as a director. We will continue to indemnify and advance expenses to Mr. Thekkethala and Mr. Stecker under our Certificate of Incorporation and Amended and Restated Bylaws as permitted by the Delaware General Corporation Law, and will continue to provide coverage to Mr. Thekkethala and Mr. Stecker under the Company’s director and officer liability insurance pursuant to the Company’s tail insurance coverage. Mr. Thekkethala and Mr. Stecker have each executed and delivered a general release of all claims in favor of the Company and its related persons. All restricted stock units that were granted to each of Mr. Thekkethala and Mr. Stecker were forfeited according to their terms.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock by each of our directors and director nominees, each of our named executive officers, each person known to us to beneficially own 5% or more of our common stock, and all of our officers and directors as a group. Except as otherwise indicated, all shares are owned directly, and percentages shown in the table below are based on 21,950,460 shares outstanding as of the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power (subject to applicable community property laws) and that person’s address is c/o SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, New Jersey 07310.
Name(1)	Shares	Percentage
Brent Rosenthal(2)(3)	50,997	*%
Thomas J. Pallack(2)(4)	0	*%
Michael Durden(2)(5)	0	*%
Itzhak Fisher(2)(5)	100,000	*%
Steven Bornstein(2)(6)	0	*%
Karen Seminara Patton(2)(6)	0	*%
Jerry Hug(2)(7)	**	*%
Kurt Streams(2)(7)	**	*%
Officers and Directors as a Group (10 persons)(1)(2)	320,893	*%
Nicole Braun(8)	1,947,167	8.9%

(1)
In accordance with Item 403 of Regulation S-K promulgated under the Securities Act and the Exchange Act, only directors and named executive officers (as of December 31, 2016) are separately identified in the table above; however, our officers and directors as a group include our current executive officers Thomas J. Pallack, Mark Del Priore, William Seagrave, Chester Petrow and Michael Blanche.

(2)
Beneficial ownership set forth above does not include certain stock options and restricted stock units, which do not by their terms become exercisable within 60 days of the date hereof. Unvested restricted stock units for each of our named executive officers, directors and directors and executive officers as a group is as follows:

Name	Unvested Restricted Stock Units	Unvested Stock Options
Brent Rosenthal	35,919	—
Thomas J. Pallack	1,028,050	400,000
Michael Durden	22,988	—
Itzhak Fisher	22,988	—
Steven Bornstein	18,564	—
Karen Seminara Patton	18,564	—
Jerry Hug	—	—
Kurt Streams	—	—
Officers and Directors as a Group (10 persons)	1,823,477	783,334

(3)
Mr. Rosenthal’s beneficial ownership includes, 20,000 options, all of which have vested, to purchase the Company’s common stock an exercise price of  $4.00 per share. Mr. Rosenthal’s beneficial ownership does not include 35,919 restricted stock units, of which (i) 11,494 restricted stock units will vest at the Company’s 2018 annual meeting of stockholders, (ii) 11,494 restricted stock units will vest in two ratable installments on June 1, 2018 and June 1, 2019, and (iii) 12,931 restricted stock units will vest in ratable installments on December 31, 2017, March 31, 2018 and June 30, 2018, in each case subject to continuous service. See footnote (1) above.

(4)
Mr. Pallack’s beneficial ownership does not include 1,028,050 restricted stock units and 400,000 options to purchase the Company’s common stock at an exercise price of  $6.01 per share. Mr. Pallack’s restricted stock units will vest with respect to (A) 20% of such shares in the event the average closing price of the Company’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of the Company’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of the Company’s common stock is at least $15.00 per share for 65 consecutive trading days, subject to continuous service. Mr. Pallack’s stock options will vest ratably on the first four anniversaries of July 24, 2017, subject to continuous service. See footnote (1) above.

(5)
Each of Mr. Fisher’s and Mr. Durden’s beneficial ownership does not include 22,988 restricted stock units, of which (i) 11,494 restricted stock units will vest at the Company’s 2018 annual meeting of stockholders, and (ii) 11,494 restricted stock units will vest in two ratable installments on June 1, 2018 and June 1, 2019, in each case subject to continuous service. See footnote (1) above.

(6)
Each of Mr. Bornstein’s and Ms. Seminara Patton’s beneficial ownership does not include 18,564 restricted stock units, of which (i) 9,282 restricted stock units will vest at the Company’s 2018 annual meeting of stockholders, and (ii) 9,282 restricted stock units will vest in two ratable installments on June 1, 2018 and June 1, 2019, in each case subject to continuous service. See footnote (1) above.

(7)
In February 2016, Mr. Hug resigned as an officer and director of the Company and Mr. Streams resigned as an officer of the Company. As a result, their respective beneficial ownership of the Company’s common stock is not currently available to the Company.

(8)
Based on information received on October 13, 2017 from Ms. Braun.

(*)
Less than 1%.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Upon the recommendation of our Governance and Nominating Committee, our Board of Directors has nominated each of Brent Rosenthal, Steven Bornstein, Michael Durden, Itzhak Fisher, Thomas J. Pallack and Karen Seminara Patton to serve as our directors until our next annual meeting of stockholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death. Each nominee is a current director standing for re-election.
The nominees recommended by our Board have consented to serving as nominees for election to our Board, to being named in this Proxy Statement and to serving as members of our Board if elected by the Company’s stockholders. As of the date of this Proxy Statement, the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, our Board, upon the recommendation of its Governance and Nominating Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, the Company will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.
The enclosed proxy card will not be voted for more than six candidates or for anyone other than our Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the enclosed proxy card will vote to elect Brent Rosenthal, Steven Bornstein, Michael Durden, Itzhak Fisher, Thomas J. Pallack and Karen Seminara Patton to our Board, unless, by marking the appropriate space on the proxy card, the stockholder instructs that he, she or it withholds authority from the proxy holder to vote with respect to a specified candidate(s).
So that you have information concerning the independence of the process by which our Board of Directors selected the nominees, we confirm, as required by the SEC, that (1) there are no family relationships among any of the nominees or among any of the nominees and any officer and (2) there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.
The directors of SITO Mobile have diverse backgrounds that provide experience and expertise in a number of areas particularly relevant to the Company. The Governance and Nominating Committee considers the particular qualifications and experience of directors standing for re-election and potential nominees for election and strives to nominate a Board that has expertise in a number of areas critical to the Company.
Nominees
Brent Rosenthal, age 45, joined our Board of Directors on August 9, 2016. Mr. Rosenthal is the founder of Mountain Hawk Capital Partners, LLC, an investment fund focused on small and micro-cap equities in the technology media telecom (TMT) and food industries. Mr. Rosenthal focuses on the communications, media, technology and food industries and currently serves on the board of directors of comScore (NASDAQ:SCOR), RiceBran Technologies (NASDAQ:RIBT) and as a Special Advisor to the board of directors of Park City Group (NASDAQ:PCYG). Previously, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management where he worked from 2002 through 2016. Mr. Rosenthal served on the board of directors of Rentrak Corporation (NASDAQ:RENT) from 2008 through 2016 including as the Non-Executive Chairman from 2011 through 2016.
Because of Mr. Rosenthal’s past experience in the media industry and as well as his corporate governance expertise, extensive experience as an executive and his service on several public and private company boards, our Board of Directors has concluded that Mr. Rosenthal is qualified to serve as a member of our Board.

Steven Bornstein, age 65, joined our Board of Directors on September 7, 2017. Mr. Bornstein currently works as a consultant for Activision Bizzard, a video game developer and the Raine Group, a merchant bank focused on media and telecommunications. Mr. Bornstein served as the CEO of the NFL Network from 2003 to 2014, where he launched the network and managed the NFL’s media and sponsorship assets. He also previously served as the CEO of ESPN and the President of ABC Inc. and ABC Sports. Since 2014, he has served on the boards of Whip Networks and Second Spectrum, two privately-held companies, and serves as the Board Chair for the V Foundation for Cancer Research.
Because of Mr. Bornstein’s past experience in the sports media industry and building global brands in that sector, our Board of Directors has concluded that Mr. Bornstein is qualified to serve as a member of our Board.
Michael Durden, age 55, joined our Board of Directors on June 1, 2017. Mr. Durden has been the owner of and principal consultant at Barrington Advisory Group, LLC, since August, 2012. From 2013 to the present, Mr. Durden has served as an Operating Director of ClearPoint Investment Partners, a private equity firm. From 2006 through 2012, Mr. Durden served as a Senior Vice President at Experian, a transactional data company. Mr. Durden has over twenty years of multi-discipline experience in the data and analytics sectors. He served on the boards of Archer, Inc. and several private companies.
Because of Mr. Durden’s extensive experience in strategy and marketing, as well as his experience in investment analysis, with mergers and acquisitions and his previous board service as a director of a mobile marketing enterprise, our Board of Directors has concluded that Mr. Durden is qualified to serve as a member of our Board.
Itzhak Fisher, age 61, joined our Board of Directors on June 1, 2017. Mr. Fisher has been the Chairman and Partner of Pereg Ventures, a venture capital firm, since 2005. From May 2016 through May 2017, Mr. Fisher was Chief Executive Officer of Harland Clarke, an integrated payment solutions, marketing services and retail company. From 2007 through 2014, Mr. Fisher served as the Executive Vice President of Nielsen, a global information, data, and measurement company. Mr. Fisher holds over three decades of mergers, acquisitions and initial public offerings experience, as an entrepreneur, investment manager and acquirer. Mr. Fisher has served as an advisor or on the board of directors of over a dozen public and private companies.
Because of Mr. Fisher’s experience in mergers and acquisitions and corporate finance, his corporate governance expertise, extensive experience as an executive and his service on several public and private company boards, our Board of Directors has concluded that Mr. Fisher is qualified to serve as a member of our Board.
Thomas J. Pallack, age 62, joined our Board of Directors on June 1, 2017. Mr. Pallack has been the Co-Founder, Chief Executive Officer and Head of Sales of SBV Solutions — Strategic Business Velocity, a software sales company, since 2005. Mr. Pallack’s background encompasses more than 30 years of Sales, Sales Operations, Financial and Business Development experience with global technology software companies such as Oracle, Ariba and Consilium.
Because of Mr. Pallack’s investment management, strategic planning, and technology industry financial transactions experience as well as his service as a corporate advisor to public and private company boards, our Board of Directors has concluded that Mr. Pallack is qualified to serve as a member of our Board.
Karen Seminara Patton, age 45, joined our Board of Directors on September 7, 2017. Ms. Seminara Patton has been the Chief Financial Officer for Nickelodeon since 2011. From 2008 to 2011 she served as the Chief Financial Officer for Bravo at NBC Universal. From June 2006 to September 2008, she served as the Vice President of Finance for NBC Universal. Ms. Seminara Patton began her career at Deloitte & Touche LLP.
Because of Ms. Seminara Patton’s past extensive experience as an executive, as well as her high degree of financial acumen and experience in delivering financial results, forging industry partnerships and leading corporate evolution, our Board of Directors has concluded that Ms. Seminara Patton is qualified to serve as a member of our Board.

Required Vote
The nominees for the six director seats who receive the most affirmative votes of shares outstanding as of the Record Date that are present in person or represented by proxy at the Special Meeting and entitled to vote on such matter will be elected to serve as directors.
BOARD RECOMMENDATION
Our Board recommends a vote “FOR” the election of all six of our Board’s nominees.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY
Executive Officers
For biographical information regarding Mr. Pallack, please see Proposal No. 1 above.
Mark Del Priore, age 40, was appointed Chief Financial Officer on June 26, 2017. Mr. Del Priore served as Chief Financial Officer of Go Green Global Technologies Corp, a water and fuel technology licensing, marketing, manufacturing and development company, since November 2014, where he has also served as a director since May 2013. From 1999 to 2013, Mr. Del Priore served as a Principal at W.R. Huff Asset Management Co., L.L.C., where he evaluated and oversaw a number of W.R. Huff’s public and private investments, including a substantial portfolio of technology, telecommunications and media companies.
William A. Seagrave, age 63, was appointed Chief Operating Officer on June 26, 2017. Prior to joining SITO, from 2013 to 2017, Mr. Seagrave served as the Managing Partner of LHF Healthcare, a privately-held medical analytics technology company, where he was responsible for operations, product launches, sales and strategic partnerships. From 2011 to 2014, he was a Partner at Strategic Business Velocity Solutions and from 2006 to 2011, he served as a Senior Director with Cisco Systems, where he managed strategy and global product launches related to the Internet of Things. Mr. Seagrave was also formerly a Vice President in Application Sales at Oracle and a founding member of Oracle’s Applications team.
Chester Petrow, age 62, was appointed as Chief Revenue Officer of the Company on June 26, 2017. As Chief Revenue Officer of the Company, Mr. Petrow is responsible for leading SITO’s sales division, focusing on driving revenue and building industry relationships. Prior to SITO, Mr. Petrow built new business lines and developed domestic and international partnerships first at Oracle from 1994 to 1998 and then at Lawson, from 2009 to 2012. Mr. Petrow also worked at SAP Ariba from 1998 to 2001 where he raised capital and negotiated partnerships.
Michael Blanche, age 31, was appointed Chief Technology Officer of the Company on April 24, 2017. As Chief Technology Officer of the Company, Mr. Blanche is responsible for leading the next phase of innovation and growth for the Company, focusing on identifying opportunities and developing technology that result in a competitive advantage and deliver return on investment. After joining the Company in 2015, Mr. Blanche served as the Company’s Senior Vice President of Technology & Innovation. Prior to SITO, from July 2013 to February 2015, he served as Head of Product at Momentum, a successful SaaS based education platform. From June 2010 to July 2012 he served as Head of Operations at Comsite building a cloud based safety platform. In March 2017, he was part of the group to advise and develop the Location Based Advertising Measurement Guidelines issued by the Media Rating Council.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets out the compensation of our named executive officers for the periods presented. The Company previously had an off-calendar fiscal year, however, in 2016 the Company changed its fiscal year to align with the calendar year. Therefore, the tables below present the compensation of our named executive officers for (i) the fiscal year from October 1, 2014 to September 30, 2015, (ii) the fiscal quarter from October 1, 2015 to December 31, 2015 and (iii) the fiscal year from January 1, 2016 to December 31, 2016.
Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Jerry Hug Chief Executive Officer(1)	Fiscal Year Ended December 31, 2016	305,139	144,471(2)	0	1,009,833(3)	1,459,443
	Fiscal Quarter Ended December 31, 2015	72,917	48,157(2)	0	247,940(4)	369,014
	Fiscal Year Ended September 30, 2015	250,000	105,144	0	118,735(5)	473,879
Kurt Streams Chief Financial Officer & Chief Operating Officer(6)	Fiscal Year Ended December 31, 2016	239,514	86,683(7)	0	275,538(3)	601,735
	Fiscal Quarter Ended December 31, 2015	63,542	28,894(7)	0	112,700(4)	205,136
	Fiscal Year Ended September 30, 2015	225,000	67,293	0	47,494(5)	339,787

(1)
Mr. Hug resigned as Chief Executive Officer and director effective February 17, 2017.

(2)
Mr. Hug earned a bonus of  $192,628 in respect of the twelve-month period from October 1, 2015 to September 30, 2016. The table reflects that one-quarter of this bonus ($48,157) was earned in respect of the last quarter of 2015 and three-quarters of this bonus ($144,471) was earned in respect of the first three quarters of 2016.

(3)
The amount reported herein reflects a one-time grant of time-vested options and a grant of performance-based options that Messrs. Hug and Streams received during the fiscal year ended December 31, 2016. It reflects the grant date fair value of these option awards, calculated in accordance with FASB ASC Topic 718.The assumptions used by the Company in calculating these amounts are incorporated herein by reference to the footnotes to the financial statements in our annual report on Form 10-K for the year ended December 31, 2016. The grant date fair value of the time-vested options is $897,000 for Mr. Hug and $224,250 for Mr. Streams. The grant date fair value of the performance-based options, based upon the probable outcome of the performance conditions, is $112,833 for Mr. Hug and $51,288 for Mr. Streams. If we were to assume that the highest level of performance conditions will be achieved for the performance-based options, the maximum value for these options is $154,845 for Mr. Hug and $72,261 for Mr. Streams.

(4)
The amount reported herein reflects a grant of performance-based options that Messrs. Hug and Streams received during the last quarter of 2015. It reflects the grant date fair value of these option awards, calculated in accordance with FASB ASC Topic 718. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to the footnotes to the financial statements in our annual report on Form 10-K for the year ended December 31, 2016. If we were to assume that the highest level of performance conditions will be achieved for the performance-based options, the maximum value of these options is $338,100 for Mr. Hug and $157,780 for Mr. Streams.

(5)
The amount reported herein reflects a grant of performance-based options that Messrs. Hug and Streams received during the fiscal year ended September 30, 2015. It reflects the grant date fair value of these option awards, calculated in accordance with FASB ASC Topic 718. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to the footnotes to the financial statements in our annual report on Form 10-K for the year ended September 30, 2015. If we were to assume that the highest level of performance conditions will be achieved for the performance-based options, the maximum value of these options is $199,469 for Mr. Hug and $79,787 for Mr. Streams.
(6)
Mr. Streams was appointed as Chief Operating Officer on December 20, 2016. Mr. Streams resigned as Chief Financial Officer and Chief Operating Officer, effective March 10, 2017.

(7)
Mr. Streams earned a bonus of  $115,577 in respect of the twelve-month period from October 1, 2015 to September 30, 2016. The table reflects that one-quarter of this bonus ($28,894) was earned in respect of the last quarter of 2015 and three-quarters of this bonus ($86,683) was earned in respect of the first three quarters of 2016.

Narrative to Summary Compensation Table
Base Salary
Executive officer base salaries are based on job responsibilities and individual contribution. The Compensation Committee reviews the base salaries of our named executive officers, considering factors such as corporate progress toward achieving certain objectives, individual performance experience and expertise and salaries paid to executives at companies similarly situated to ours.
Bonus Awards
Each of our named executive officers is eligible for an annual cash bonus, which may be based upon Company performance factors such as net revenue, gross margins, and/or EBITDA and individual key performance indicators, as determined by the Compensation Committee.
For the twelve month period from October 1, 2015 to September 30, 2016, Mr. Hug had a target bonus opportunity of 50% of base salary, and Mr. Streams had a target bonus opportunity of 40% of base salary. Following the close of this twelve month period, our Compensation Committee determined that 70% of the executives’ cash bonuses would be paid out based upon the Company’s performance as measured by net revenue during the applicable time period, and 30% would be paid out based upon the Company’s performance as measured by gross margin during the applicable time period. Based upon these calculations, the Company paid out bonuses to each of the executives at 128% of their target bonus opportunity. The bonus for Mr. Hug was paid out in three installments; the first two installments were paid in late 2016, and the third installment was paid in early 2017. The bonus for Mr. Streams was paid out in one installment in late 2016.
For the three month period from October 1, 2016 to December 31, 2016, Mr. Hug had a target bonus opportunity of 12.5% of annual base salary, and Mr. Streams had a target bonus opportunity of 10% of annual base salary. The Compensation Committee had again determined to base 70% of the bonuses on the Company’s performance as measured by net revenue and 30% of bonuses on the Company’s performance as measured by gross margin during this three month period. However, no bonus was earned and paid to Mr. Hug and Mr. Streams in respect of this period, since they were not actively employed by the Company at the time the Company determined bonuses for such time period.
Equity Incentive Awards
We have traditionally granted performance options to our named executive officers, based upon the achievement by the Company of certain net revenue and gross margin targets, which are set by our Compensation Committee. Such options generally have a time-based vesting component as well, whereby they vest in three tranches over a three year period.
In addition, our Compensation Committee has approved one-time option grants not tied to performance targets as a way to incentivize our executive officers and to bring their ownership interest in line with executives at companies similarly situated to ours. Such options generally also vest based on continued service by the executive over a three year period.

During the fiscal year ending December 31, 2016, we made a grant of performance-based options, based upon achievement of certain net revenue and gross margin targets, to each of Mr. Hug and Mr. Streams. The maximum number of options subject to those grants were 37,500 and 17,500 options, respectively. These options also had a time-based vesting component, whereby they vested over a three year period based upon the executive’s continued service to the Company. In addition, we made a one-time grant of options not tied to performance targets to each of Mr. Hug and Mr. Streams consisting of 300,000 and 75,000 options, respectively, subject also to a three year vesting period.
For the fiscal year ending December 31, 2017, our Compensation Committee determined to introduce performance restricted stock units into the mix of equity incentive awards, which will be discussed in further detail in the proxy statement for our 2018 annual meeting.
Employment Agreements and Separation and Change in Control Arrangements
We experienced changes in management following fiscal year 2016. Our former CEO, Jerry Hug, resigned as of February 17, 2017, and our former Chief Financial Officer and Chief Operating Officer, Kurt Streams, resigned as of March 10, 2017.
Between February and June of 2017, we engaged Richard O’Connell, Jr. as our Interim Chief Executive Officer and Lawrence Firestone as our Interim Chief Financial Officer. In June of 2017, we hired Thomas J. Pallack as our Chief Executive Officer, William A. Seagrave as our Chief Operating Officer, Mark Del Priore as our Chief Financial Officer, and Chester Petrow as our Chief Revenue Officer.
We have set forth below the material terms of the employment agreements for Mr. Hug and Mr. Streams that were in effect during fiscal year 2016. In addition, we have described the material terms of the employment agreements that we entered into with our new management team during fiscal year 2017.
Employment Agreements with our Named Executive Officers as in Effect During Fiscal Year 2016
We entered into an employment agreement with our former CEO, Jerry Hug, when he joined the Company as our director of Corporate Development, effective July 1, 2011. Pursuant to the terms of the employment agreement with Mr. Hug, we agreed to pay Mr. Hug an annual salary, which was reviewed annually, and discretionary cash bonuses. Effective February 17, 2017, Mr. Hug resigned from his positions with the Company.
Effective November 1, 2013, we entered into an employment agreement with Kurt Streams who served as our former Chief Financial Officer and our Chief Operating Officer. Pursuant to the terms of the employment agreement with Mr. Streams dated October 18, 2013, we agreed to pay Mr. Streams an annual salary of  $200,000, which was reviewed annually, and discretionary cash bonuses. Mr. Streams received increases in his base salary as approved by the Compensation Committee of the Board. Effective March 10, 2017, Mr. Streams resigned from his positions with the Company.
Pursuant to the terms of the employment agreement with Messrs. Hug and Streams, in the event: (i) of termination without Cause (as defined in such employment agreements), (ii) of termination due to a Disability (as defined in such employment agreements), (iii) the executive resigns with Good Reason (as defined in such employment agreements), or (iv) the Employment Agreement is not renewed at the election of the Company, Messrs. Hug and Streams would be entitled to receive severance benefits. The employment agreements with Messrs. Hug and Streams provided for severance benefits as follows: (i) base salary immediately in effect immediately prior to the termination of such employment agreements or the termination date thereof, for a period of three months and (ii) payment of COBRA premiums for the executives and their eligible dependents for a period of three months, subject to the Company’s right to discontinue or change its COBRA policy. Receipt of severance benefits would be contingent upon Messrs. Hug and Streams executing and delivering a general release of claims in favor of the Company and its related persons. In addition, the employment agreements with Messrs. Hug and Streams provided for payment of: (i) any salary earned and accrued but unpaid prior to the termination date thereof, (ii) payment for all accrued but unused paid time off and (iii) any documented business expenses incurred in accordance with the Company’s polices. Under the circumstances of the departures of Messrs. Hug and Streams, no severance was payable.

Employment Agreements with Certain Executive Officers Effective During Fiscal Year 2017
Thomas J. Pallack
Effective July 24, 2017, we entered into an employment agreement with Thomas J. Pallack who serves as our Chief Executive Officer. Pursuant to the terms of the employment agreement dated July 24, 2017, we agreed to grant Mr. Pallack the following in compensation: (i) an annual base salary of  $350,000, (ii) a grant of stock options to purchase 400,000 shares of SITO’s common stock, which will vest ratably over four years, and (iii) a grant of 1,028,050 restricted stock units which will vest with respect to (A) 20% of such shares in the event the average closing price of SITO’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of SITO’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of SITO’s common stock is at least $15.00 per share for 65 consecutive trading days. For the fiscal year ended December 31, 2017, Mr. Pallack will be eligible for a cash bonus based upon the Company’s revenues during the six months ended December 31, 2017 and the number of Data Deals (as defined in his employment agreement) executed during the year. Beginning January 1, 2018, Mr. Pallack will be eligible for a discretionary cash bonus.
William A. Seagrave
Effective July 24, 2017, we entered into an employment agreement with William A. Seagrave who serves as our Chief Operating Officer. Pursuant to the terms of the employment agreement dated July 24, 2017, we agreed to grant Mr. Seagrave the following in compensation: (i) an annual base salary of  $300,000, (ii) a grant of options to purchase 100,000 shares of SITO’s common stock, which will vest ratably over four years, and (iii) a grant of 225,468 restricted stock units which will vest with respect to (A) 20% of such shares in the event the average closing price of SITO’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of SITO’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of SITO’s common stock is at least $15.00 per share for 65 consecutive trading days. For the fiscal year ended December 31, 2017, Mr. Seagrave will be eligible for a cash bonus based upon the Company’s revenues during the six months ended December 31, 2017 and the number of Data Deals (as defined in his employment agreement) executed during the year. Beginning January 1, 2018, Mr. Seagrave will be eligible for a discretionary cash bonus.
Mark Del Priore
Effective July 24, 2017, we entered into an employment agreement with Mark Del Priore who serves as our Chief Financial Officer. Pursuant to the terms of the employment agreement dated July 24, 2017, we agreed to grant the following to Mr. Del Priore in compensation: (i) an annual base salary of  $225,000, (ii) a grant of options to purchase 100,000 shares of SITO’s common stock, which will vest ratably over four years, and (iii) a grant of 225,468 restricted stock units, which will vest with respect to (A) 20% of such shares in the event the average closing price of SITO’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of SITO’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of SITO’s common stock is at least $15.00 per share for 65 consecutive trading days. For the fiscal year ended December 31, 2017, Mr. Del Priore will be eligible for a cash bonus based upon the Company’s revenues during the six months ended December 31, 2017 and the number of Data Deals (as defined in his employment agreement) executed during the year. Beginning January 1, 2018, Mr. Del Priore will be eligible for a discretionary cash bonus.
Chet Petrow
Effective July 24, 2017, we entered into an employment agreement with Chester Petrow who serves as our Chief Revenue Officer. Pursuant to the terms of the employment agreement dated July 24, 2017, we agreed to grant the following to Mr. Petrow in compensation: (i) an annual base salary of 225,000, (ii) a grant of options to purchase 100,000 shares of SITO’s common stock, which will vest ratably over four years, and (iii) a grant of 255,468 restricted stock units, which will vest with respect to (A) 20% of such shares in the event the average closing price of SITO’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of SITO’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of SITO’s common stock is at least $15.00 per share for 65 consecutive trading days. For the fiscal year ended December 31, 2017, Mr. Petrow will be eligible for a cash bonus based the Company’s revenues during the six months ended December 31, 2017 and the number of Data Deals (as defined in his employment agreement) executed during the year. Beginning January 1, 2018, Mr. Petrow will be eligible for a discretionary cash bonus.
Severance Benefits
Pursuant to the terms of the employment agreements with Messrs. Pallack, Seagrave, Del Priore and Petrow, in the event of  (i) termination without Cause (as defined in the Employment Agreement), (ii) termination by the executive for Good Reason (as defined in the Employment Agreement) or (iii) termination following a change in control, Messrs. Pallack, Seagrave, Del Priore and Petrow shall be entitled to receive severance benefits. The employment agreements with Messrs. Pallack, Seagrave, Del Priore and Petrow provide for severance benefits as follows: (i) continuation of base salary for a period equal to twelve months following the termination date, (ii) an amount equal to a cash bonus equal to 100% of base salary which shall be paid at the time annual bonuses are generally paid to the Company’s other executives, (iii) certain accelerated vesting of unvested option awards, restricted stock units, stock options and equity incentives, and (iv) payment of COBRA premiums for the executives and their eligible dependents for a period of twelve months. Receipt of severance benefits shall be contingent upon Messrs. Pallack, Seagrave, Del Priore and Petrow executing and delivering a general release of claims in favor of the Company and its related persons.
In addition, the employment agreements with Messrs. Pallack, Seagrave, Del Priore and Petrow provide for payment of: (i) any salary earned and accrued but unpaid prior to the termination date, (ii) payment for all accrued but unused paid time off and (iii) any documented business expenses incurred in accordance with the Company’s polices.
Outstanding Equity Awards
The following table details the outstanding equity awards held by our named executive officers as of December 31, 2016.
Outstanding Equity Awards at December 31, 2016
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date
Jerry Hug(1)	50,000 42,060 46,140 — —	— 21,030 (2) 92,279(3) 300,000(4) 37,500(5)	4.69 2.805 3.51 4.00 4.00	12/01/2017 11/21/2019 11/18/2020 8/9/2023 11/9/2023
Kurt Streams(6)	75,000 16,824 21,403 — —	— 8,412(2) 42,806(3) 75,000(4) 17,500(5)	6.20 2.805 3.51 4.00 4.00	11/1/2018 11/21/2019 11/18/2020 8/9/2023 11/9/2023

(1)
Mr. Hug resigned as an officer and director of the Company effective February 17, 2017. Unvested options held by Mr. Hug were forfeited immediately upon his resignation. Vested options held by Mr. Hug expired within 90 days of his resignation, in accordance with their terms.

(2)
In November of 2014, the executives were awarded performance-based options. The maximum number of options subject to these grants of performance-based options was 105,000 and 42,000 for Mr. Hug and Mr. Streams, respectively. Based upon the achievement of certain corporate goals, in November of 2015, the Compensation Committee adjusted the total number of options subject to the grant to 63,090 for Mr. Hug and 25,236 for Mr. Streams. Such options vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the November 21, 2014 date of grant, subject to the executive’s continued service through such date.

(3)
In November of 2015, the executives were awarded performance-based options. The maximum number of options subject to these grants of performance-based options was 150,000 and 70,000 for Mr. Hug and Mr. Streams, respectively. Based upon the achievement of certain corporate goals, in November of 2016, the Compensation Committee adjusted the total number of options subject to the grant to 138,419 for Mr. Hug and 64,209 options for Mr. Streams. Such options vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the November 18, 2015 date of grant, subject to the executive’s continued service through such date.

(4)
In August of 2016, the executives were awarded one-time options which were not subject to performance conditions. Such options vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the August 9, 2016 date of grant, subject to the executive’s continued service through such date.

(5)
In November of 2016, the executives were awarded performance-based options. The maximum number of options subject to these grants of performance-based options was 37,500 and 17,500 for Mr. Hug and Mr. Streams, respectively. The actual number of options to be received is dependent upon the achievement of certain corporate goals, determined by our Compensation Committee. Such options vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the November 9, 2016 date of grant, subject to the executive’s continued service through such date.

(6)
Mr. Streams resigned as Chief Financial Officer and Chief Operating Officer of the Company effective March 10, 2017. Unvested options held by Mr. Streams were forfeited immediately upon his resignation. Vested options held by Mr. Streams expired within 90 days of his resignation, in accordance with their terms.

PROPOSAL NO. 2
RATIFICATION OF APPROVAL BY BOARD OF DIRECTORS OF BY-LAW AMENDMENT TO
ALLOW FOR PARTICIPATION IN STOCKHOLDER MEETINGS BY MEANS OF REMOTE
COMMUNICATION
Our Board has approved an amendment to the Company’s By-Laws (the “By-Law Amendment”) that allows our Board to permit stockholders to participate in meetings of the Company’s stockholders by means of remote communication in accordance with the Delaware General Corporation Law. Specifically, the By-Law Amendment, which is set forth in a new paragraph under Article II - Meetings of Stockholders, Section 15, of the Company’s By-Laws, provides that our Board may, in its sole discretion, determine that future stockholder meetings will not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the Delaware General Corporation Law, and that if authorized by our Board in its sole discretion, and subject to such guidelines and procedures as our Board may adopt, stockholders and proxy holders not physically present at a future meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Company implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the Company implements reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with those proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of that vote or other action must be maintained by the Company.
Historically, a stockholder who wanted to attend a meeting of the Company’s stockholders was required to attend the meeting in person at the physical location of the meeting. Meetings of the Company’s stockholders may not be in a convenient location for many of the Company’s stockholders. Our Board believes that the By-Law Amendment will give our Board the flexibility to take action to enhance the opportunity of the Company’s stockholders to attend and participate in meetings of the Company’s stockholders. Furthermore, even if our Board permits stockholders to participate in a stockholder meeting by means of remote communication, our Board currently intends that stockholder meetings will continue to be held in person at a physical location and all stockholders will continue to be entitled to attend stockholder meetings in person if they prefer to do so. The By-Law Amendment is not intended to have any effect on the ability of stockholders to vote their shares by proxy, via telephone, the Internet, or by completion of a proxy card, any time before a meeting of stockholders.
Although the adoption and implementation of the By-Law Amendment did not require the approval of the Company’s stockholders, our Board is submitting the By-Law Amendment to the Company’s stockholders for ratification of our Board’s approval thereof in order to provide the Company’s stockholders an opportunity to express their views on this matter. The stockholder vote on this matter will be considered advisory in nature and not binding on our Board, but will be considered by our Board when it determines whether to exercise the authority granted by the By-Law Amendment and whether to retain the provisions of the By-Law Amendment when considering other possible future amendments to the By-Laws.
The description of the By-Law Amendment set forth above is qualified in its entirety by reference to the text of the By-Law Amendment, which is attached as Appendix B to this Proxy Statement.
Required Vote
Approval of the proposal to ratify the approval by our Board of the By-Law Amendment to allow for participation in stockholder meetings by means of remote communication will require the affirmative vote of a majority of the shares of our Common Stock, present in person or by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists.
An abstention on the By-Law Amendment proposal will not constitute an affirmative vote and therefore will have the same effect as a vote “AGAINST” the proposal.

BOARD RECOMMENDATION
Our Board Recommends a Vote FOR the Ratification of Our Board’s Approval of the By-Law
Amendment.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Prior to the election of five new directors to our Board on June 1, 2017, the following annual report of the Audit Committee was published by the Company and filed with the Securities and Exchange Commission on May 2, 2017.
Report of the Audit Committee of the Board of Directors
The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors, and has other duties and functions as described in its charter.
Company management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2016 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in fiscal year 2016 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.
Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.
Respectfully submitted by the Audit Committee,

Lowell W. Robinson, Chairman
Joseph A. Beatty
Betsy J. Bernard

PROPOSAL NO. 3
APPROVAL OF 2017 EQUITY INCENTIVE PLAN
At the Special Meeting, our stockholders will be asked to approve the 2017 Equity Incentive Plan (the “2017 Plan”). On October 18, 2017, our Compensation Committee recommended that our Board approve the 2017 Plan and submit the 2017 Plan to a vote of our stockholders. On October 19, 2017, our Board approved the 2017 Plan, subject to stockholder approval, and directed that the 2017 Plan be submitted to our stockholders for their approval at the Special Meeting. If approved by our stockholders, the 2017 Plan will become effective as of the date of approval. Our executive officers and directors have an interest in the approval of the 2017 Plan because they are eligible for awards under the 2017 Plan.
As a successor to the 2008 Stock Option Plan (the “2008 Plan”), the 2017 Plan is a critical tool for attracting qualified employee talent, as well as for retaining, incentivizing and motivating our existing employees, consultants, and non-employee directors to drive the success of our business. The 2017 Plan allows for the grant of cash and equity-based awards, providing participating individuals with a proprietary interest in our long-term success in a manner fully aligned with our stockholders. Directors, officers, employees and consultants will be eligible to receive cash and stock-based incentive awards under the 2017 Plan.
Without our stockholders’ approval of the 2017 Plan, the Company will not have adequate ability to grant the variety of types of equity awards needed to remain competitive in the marketplace. The 2017 Plan does not have a provision for an annual evergreen replenishment of shares. The 2017 Plan will make 2,500,000 shares of our common stock available for issuance to eligible participants, plus any shares previously reserved under the 2008 Plan that are available or become available for issuance.
Our Board believes the 2017 Plan contains a number of features that are consistent with stockholder protection and sound corporate governance practices and is in the best interests of our Company and our stockholders to approve the 2017 Plan.
Summary of the 2017 Plan
The principal provisions of the 2017 Plan are summarized below. This summary is qualified in its entirety by reference to the actual 2017 Plan proposed in this Proxy Statement, a copy of which is attached to this Proxy Statement as Appendix A.
Successor To and Continuation of 2008 Plan
If no stockholder action is taken, the 2008 Plan will terminate on April 21, 2018, and no additional awards may be made under the 2008 Plan after that date. If approved by the Company’s stockholders, the 2017 Plan will be the successor to and continuation of the 2008 Plan. From and after the date of such approval (the “Effective Date”), no additional awards will be granted under the 2008 Plan. All awards granted on or after the Effective Date will be granted under the 2017 Plan, and will be subject to the terms of the 2017 Plan. All awards previously granted under the 2008 Plan, however, will remain subject to the terms of the 2008 Plan.
Upon stockholder approval of the 2017 Plan, the Company will cease to make future grants under the 2008 Plan, 2009 Plan or the 2010 Plan.
Administration
The 2017 Plan vests broad powers in a committee to administer and interpret the 2017 Plan. Our Board will designate the Compensation Committee to administer the 2017 Plan. Except when limited by the terms of the 2017 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our Board may amend, alter or discontinue the 2017 Plan and the Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2017 Plan or modifying the classes of participants eligible to receive awards under the 2017 Plan will require ratification by our stockholders in accordance with applicable law.
Eligibility
Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2017 Plan and may be selected by the Compensation Committee to receive an award. As of October 18, 2017, the Company had approximately 78 employees and six members of our board of directors (including one employee director).
Vesting
The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company or our affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest. For a discussion of the performance-based vesting criteria the Compensation Committee may impose upon an award, see the section of this Proxy Statement entitled “Approval of 2017 Equity Incentive Plan — Summary of the 2017 Plan — Types of Awards — Performance Awards.”
Shares of Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2017 Plan in connection with awards is 2,500,000 plus any shares that are available or become available under the 2008 Plan. All of these shares may be utilized toward the grant of any type of award, including incentive stock options. In any calendar year, no participant may receive any award or any combination of awards under the 2017 Plan that relate to more than 1,250,000 shares. This differs from the 2008 Plan, which does not impose a restriction on the overall number of shares underlying awards that may be granted to a participant in a given calendar year. However, the 2008 Plan does provide that in any calendar year, a participant may not receive incentive stock options with respect to more than 200,000 shares.
In addition, the 2017 Plan imposes a $250,000 limitation on the total grant date fair value of awards granted to a non-employee director in any single calendar year.
In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the 2017 Plan and covered under outstanding awards as it determines appropriate and equitable.
While the 2008 Plan permits share recycling, the 2017 Plan comparatively limits the circumstances in which shares of common stock may be recycled. Specifically, shares subject to awards that expire without being fully exercised or that are otherwise forfeited, cancelled or terminated may again be made available for issuance under the 2017 Plan. However, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, will not again become available for issuance under the 2017 Plan. In contrast, under the 2008 Plan, shares withheld in settlement of a tax withholding obligation, or previously acquired shares surrendered by a participant upon exercise of an option or payment of withholding taxes, may again be made available for issuance to participants. If any such shares are (or become) available under the terms of the 2008 Plan on or after the Effective Date, those shares will be added to the pool of shares available for issuance under the 2017 Plan.
As of October 18, 2017, the market price per share of common stock was $6.93.

Types of Awards
Under the 2008 Plan, stock options, stock appreciation rights and restricted stock could be granted to participants. The 2017 Plan adds greater variety to the mix of available awards by also including restricted stock units, cash awards and performance awards. Thus, the following types of awards may be granted to participants under the 2017 Plan: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units (v) cash awards and (vi) performance awards.
Stock Options.   An option entitles the holder to purchase from us a stated number of shares of common stock. An incentive stock option (“ISO”), may only be granted to an employee of ours or our eligible affiliates. The Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised or through means of  “net settlement”, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.
All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights.   Under the 2008 Plan, a participant could only be granted a stock appreciation right in tandem with the award of an option. By contrast, the Compensation Committee has the flexibility under the 2017 Plan to grant a stock appreciation right as a stand-alone award.
A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The exercise price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with us (or our affiliates) for cause (as defined in the 2017 Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock.   A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of common stock subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the participant, us or our affiliates of any other performance goals set by the Compensation Committee; or (iii) any other factors as it may determine. If the specified conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock. However, unless otherwise provided by the applicable award agreement or the Compensation Committee, a participant generally will not have the right to receive any cash distributions or dividends with respect to the restricted stock prior to the lapse of the restriction period. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.
Restricted Stock Units.   Restricted stock units are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on the achievement of specific performance goals established by the Compensation Committee, after a period of continued service, or on other conditions as the Compensation Committee may deem appropriate, an amount equal to the fair market value of one share of common stock (at the time of distribution) for each such share of common stock covered by the restricted stock unit, which may be settled in shares of common stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock units that then remain subject to forfeiture.
Cash Awards.   Cash awards may be granted to participants. The Compensation Committee will determine the terms and conditions of each cash award, including the applicable performance period and performance goal(s). No participant may be paid more than $500,000 in any calendar year in respect of cash awards that are designated as performance awards. Unless otherwise provided in an award agreement, a participant will only be eligible to receive payment of a cash award if he or she provided services to us or an affiliated company through the last day of the applicable performance period.
Performance Awards.   The Compensation Committee may grant performance awards in accordance with the 2017 Plan. Performance awards may be denominated as a number of shares or specified number of other awards (such as restricted stock, restricted stock units or cash awards), which may be earned upon achievement or satisfaction of such performance goals as may be specified by the Compensation Committee. Performance goals may be linked to a variety of factors including the participant’s completion of a specified period of employment or service with us or an affiliated company. Additionally, performance goals can include objectives stated with respect to the Company as a whole or any subsidiary or other division or business unit but are limited to one or more of the following: sales; net sales; return on sales; revenue, net revenue, product revenue or system-wide revenue (including growth of such revenue measures); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; cost reductions or savings; customer satisfaction; customer growth; productivity or productivity ratios; regulatory achievements; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); debt level year-end cash position; book value; competitive market metrics; timely completion of new product roll-outs; sales or licenses of the Company’s assets; royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; and recruiting and maintaining personnel; and any combination of the foregoing.
The Compensation Committee may also adjust performance goals to take into account the impact of the following items: gain or loss from all or certain claims and/or litigation and insurance recoveries; the impairment of tangible or intangible assets; stock-based compensation expense; restructuring activities reported in the Company’s public filings; investments, dispositions or acquisitions; loss from the disposal of certain assets; gain or loss from the early extinguishment, redemption, or repurchase of debt; changes in accounting principles; or any other item, event or circumstance that would not cause an award intended to qualify as performance-based compensation for purposes of deductibility under Section 162(m) of the Code to fail to so qualify. Adjustments may relate to the Company or to any subsidiary, division or other operational unit of the Company or its affiliates, as determined by the Compensation Committee at the time it establishes the performance goals. Any adjustments will be determined in accordance with generally accepted accounting principles and standards or other objective measures designated by the Compensation Committee. The Compensation Committee may also make adjustments as necessary to performance criteria related to our common stock to reflect changes in corporate capitalization affecting our equity.
Change in Control
In the event of a change in control (as defined in the 2017 Plan), the Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right; (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (viii) in the case of any award subject to Section 409A of the Code, such award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.
Repricing
Neither our Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2017 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise per share; (ii) cancel outstanding options or stock appreciation rights under the 2017 Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the 2017 Plan.
Federal Tax Consequences
Under the Code as currently in effect, a grant under the 2017 Plan of options, stock appreciation rights, restricted stock or restricted stock units would have no federal income tax consequence at the time of grant. All amounts taxable as ordinary income to participants under the 2017 Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.
Options and Stock Appreciation Rights.   Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO that a participant has held for at least two years after the date of grant and at least one year after the date of exercise, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.
Restricted Stock.   Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to a participant as ordinary income when it becomes vested.
Restricted Stock Units.   When shares of common stock or cash with respect to restricted stock unit awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.
Miscellaneous
Generally, awards granted under the 2017 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of common stock. No option shall be exercisable, no shares of common stock shall be issued, no certificates for shares of common stock shall be delivered and no payment shall be made under the 2017 Plan except in compliance with all applicable laws. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. The 2017 Plan will expire ten years after it becomes effective.
Equity Compensation Plan Information
The table below sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2016:
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by stockholders	0	$0	0
Equity Compensation Plans not approved by stockholders	1,912,387	$3.93	2,087,613

In April 2008, our Board of Directors and stockholders adopted the 2008 Plan to provide participating employees, non-employee directors, consultants and advisors with an additional incentive to promote our success. The maximum number of shares of common stock which may be issued pursuant to options and awards granted under the 2008 Plan is 880,000. The 2008 Plan is currently administered by our Compensation Committee designated by our Board of Directors. The 2008 Plan authorizes the grant to 2008 Plan participants of non-qualified stock options, incentive stock options, restricted stock awards, and stock appreciation rights. No option shall be exercisable more than 10 years after the date of grant. Upon separation from service, no further vesting of options can occur, and vested options will expire unless exercised within a year after separation, except as provided in individual employment agreements. No option granted under the 2008 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of decent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by him.
In December 2009, our Board of Directors adopted the 2009 Employee and Consultant Stock Plan, or the 2009 Plan, to provide common stock grants to selected employees, non-employee directors, consultants and advisors. The total number of shares subject to the 2009 Plan is 200,000. The 2009 Plan is administered by our Board of Directors.
In December 2010, our Board of Directors adopted the 2010 Stock Plan, or the 2010 Plan, to provide participating employees, non-employee directors, consultants and advisors with an additional incentive to promote our success. In June 2011, our Board increased the total number of shares subject to the 2010 Plan to 2,500,000 and to 4,000,000 in November 2013. The 2010 Plan is administered by our Board of Directors. The 2010 Plan is currently administered by our Board of Directors. The 2010 Plan authorizes the grant to 2010 Plan participants of non-qualified stock options, incentive stock options, restricted stock awards, and stock purchase rights. No option shall be exercisable more than 10 years after the date of grant. Upon separation from service, no further vesting of options can occur, except as provided in individual option agreements. The Plan provides various termination provisions to the extent not provided in a grant agreement, as determined by the administrator of the Plan. No option granted under the 2010 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of decent and distribution, and, during the lifetime of the individual or entity, is not exercisable by any other person, but only by the individual or entity, or his, her or its transferee.
Upon stockholder approval of the 2017 Plan, the Company will cease to make future grants under the 2008 Plan, 2009 Plan or the 2010 Plan.
New Plan Benefits
The following New Plan Benefits table indicates the aggregate number of determinable awards to be granted under the 2017 Plan to each of the foregoing, if the 2017 Plan is approved by our stockholders: each person named in the Summary Compensation Table, all current executive officers as a group, all current directors (other than executive officers) as a group and all current employees of the Company and its affiliates (other than executive officers) as a group. Additional awards that may be granted under the 2017 Plan are discretionary and therefore not determinable at this time.
SITO Mobile, Ltd. 2017 Equity Incentive Plan
Name and Principal Position	Grant Date Fair Value ($)	Number of Restricted Stock Units (#)
Jerry Hug, Chief Executive Officer(1)	0	0
Kurt Streams, Chief Financial Officer and Chief Operating Officer(2)	0	0
Named executive officers as a group (2 persons)	0	0
Executive Officers as a group (5 person)(3)	0	0
Directors (other than executive officers) as a group (6 persons)	575,000	132,181
All other employees (other than executive officers) as a group (73 persons)	0	0

(1)
Mr. Hug resigned as an officer and director effective February 17, 2017.

(2)
Mr. Streams resigned as an officer of the Company effective March 10, 2017.

(3)
Each of Messrs. Thomas J. Pallack, Mark Del Priore, William Seagrave and Chet Petrow were appointed as Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Revenue Officer, respectively, on June 26, 2017. Mr. Michael Blanche was appointed as Chief Technology Officer on April 24, 2017. Future grants under the 2017 Plan to these executives are discretionary and therefore not determinable at this time. Under the 2008 Plan, these executives received the following grants in fiscal year 2017: Mr. Pallack received a grant of stock options to purchase 400,000 shares of SITO’s common stock and a grant of 1,028,050 restricted stock units; Mr. Del Priore received a grant of options to purchase 100,000 shares of SITO’s common stock and a grant of 225,468 restricted stock units; Mr. Seagrave received a grant of options to purchase 100,000 shares of SITO’s common stock and a grant of 225,468 restricted stock units; and Mr. Petrow received a grant of options to purchase 100,000 shares of SITO’s common stock and a grant of 255,468 restricted stock units. For additional information on the grants these executives previously received under the 2008 Plan in fiscal year 2017, please see the section entitled “Executive Compensation — Summary Compensation Table — Employment Agreements and Change in Control Agreements” above.

BOARD RECOMMENDATION
Our Board Recommends a Vote FOR the Approval of the 2017 Plan.

OTHER MATTERS
As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Special Meeting of stockholders other than the items referred to above. If no other matter is properly brought before the meeting for action by stockholders, proxies returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: The Proxy Advisory Group, LLC, toll free at (212) 616-2180.
The Proxy Advisory Group, LLC®
18 East 41st Street, Suite 2000
New York, New York 10017-6219
(212) 616-2180
info@proxyadvisory.net

Appendix A
SITO MOBILE, LTD. 2017 EQUITY INCENTIVE PLAN
Section 1.   Successor To and Continuation of Prior Plan.
(a)   Sito Mobile, Ltd. 2017 Equity Incentive Plan (the “Plan”) is the successor to and continuation of the 2008 Stock Option Plan (the “Prior Plan”). From and after the Effective Date, no additional awards will be granted under the Prior Plan. All awards granted on or after the Effective Date will be granted under this Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.
(b)   All shares that are available for issuance under the Prior Plan as of the Effective Date, and all shares that become available for issuance under the Prior Plan following the Effective Date in accordance with the terms of the Prior Plan (collectively, the “Additional Shares”) may be issued to Participants pursuant to the terms of this Plan. The Plan Limit described in Section 4(a) herein shall be increased by such number of Additional Shares.
Section 2.   Purpose; Definitions.   The purposes of the Plan are to: (a) enable SITO Mobile, Ltd. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:
(a)   “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(b)   “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, federal and state banking law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(c)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Cash Awards or Performance Awards made under this Plan.
(d)   “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(e)   “Board” means the Board of Directors of the Company, as constituted from time to time.
(f)   “Cash Award” means an award that is granted under Section 11.
(g)   “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) in a court of competent jurisdiction of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

(h)   “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2(h)(i), Section 2(h)(iii), Section 2(h)(iv) or Section 2(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(j)   “Committee” means the committee designated by the Board to administer the Plan under Section 3. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director and an Outside Director.
(k)   “Director” means a member of the Board.
(l)   “Disability” means a condition rendering a Participant Disabled.
(m)   “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)   “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.
(p)   “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q)   “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
(r)   “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s)   “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 6 hereof.
(t)   “Outside Director” means a member of the Board who meets the definition of an “outside director” under Section 162(m) of the Code.
(u)   “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.
(v)   “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.
(w)   “Performance Award” means any Award that, pursuant to Section 12, is granted, vested and/or settled upon the achievement of specified performance conditions.
(x)   “Performance Goal” means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain of being met before the grant of the Award) based upon: sales; net sales; return on sales; revenue, net revenue, product revenue or system-wide revenue (including growth of such revenue measures); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; cost reductions or savings; customer satisfaction; customer growth; productivity or productivity ratios; regulatory achievements; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); debt level year-end cash position; book value; competitive market metrics; timely completion of new product roll-outs; sales or licenses of the Company’s assets; royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; and recruiting and maintaining personnel. The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals and may apply them to the Company as a whole or to any Subsidiary, division or other unit of the Company.
(y)   “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(z)   “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 9 hereof.

(aa)   “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 10 hereof.
(bb)   “Shares” means shares of the Company’s common stock, subject to substitution or adjustment as provided in Section 4(c) hereof.
(cc)   “Stock Appreciation Right” means a right granted under and subject to Section 7 hereof.
(dd)   “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
Section 3.   Administration.   The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.
The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:
(a)   select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 5);
(b)   determine the type of Award to be granted;
(c)   determine the number of Shares, if any, to be covered by each Award;
(d)   establish the terms and conditions of each Award;
(e)   subject to Section 12, establish the performance conditions relevant to any Award and certify whether such performance conditions have been satisfied;
(f)   approve forms of agreements (including Award Agreements) for use under the Plan;
(g)   determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 6(d);
(h)   accelerate the vesting or exercisability of an Award and to modify or amend each Award, subject to Section 13; and
(i)   extend the period of time for which an Option or Stock Appreciation Right is to remain exercisable following a Participant’s termination of service to the Company from the limited period otherwise in effect for that Option or Stock Appreciation Right to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option or Stock Appreciation Right.
The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.
The Committee, in its discretion, may refer any matter arising hereunder to the Board or other committee designated by the Board, together with its report and recommendation, unless such matter is required to be approved by a compensation committee comprised solely of independent directors under Applicable Law, regulation or listing standards.
The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act or Section 162(m) of the Code and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
Section 4.   Shares Subject to the Plan.
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 2,500,000 Shares (the “Plan Limit”), all of which Shares may be issued in respect of Incentive Stock Options. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.
(i)   In accordance with the requirements under Section 162(m) of the Code, the maximum number of Shares underlying Awards (including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards) that may be granted during a calendar year to any individual Participant shall be fifty percent (50%) of the Plan Limit.
(ii)   The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
(b)   Effect of the Expiration or Termination of Awards.   If and to the extent that an Option or Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not become available for grant under the Plan.
(c)   Other Adjustment.   In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to shareholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards. The Committee shall not make any adjustment that would adversely affect the status of any Award that is “performance-based compensation” under Section 162(m) of the Code.
(d)   Change in Control.   Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:
(i)   cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;
(ii)   cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;
(iii)   cancel any unvested Award or unvested portion thereof, with or without consideration;
(iv)   cancel any Award in exchange for a substitute award;

(v)   redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;
(vi)   cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or Stock Appreciation Right ; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or
(vii)   take such other action as the Committee shall determine to be reasonable under the circumstances.
Notwithstanding any provision of this Section 4(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.
In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.
Section 5.   Eligibility.   Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.
Section 6.   Options.   Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.
The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(a)   Option Price.   The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.
(b)   Option Term.   The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.
(c)   Exercisability.   Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee.
(d)   Method of Exercise.   Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 6(c) and the termination provisions of Section 8, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of  (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of  (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.
No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 19(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.
(e)   Incentive Stock Option Limitations.   In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)   Termination of Service.   Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 8 with respect to exercise upon or following termination of employment or other service.
Section 7.   Stock Appreciation Right.   Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of  (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the exercise price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. Each Stock Appreciation Right shall be evidenced by an Award Agreement in a form that is approved by the Committee. Such Award Agreement shall indicate the price, the term and the vesting schedule for such Award. A Stock Appreciation Right exercise price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 8 with respect to exercise upon or following termination of employment or other service.
Section 8.   Termination of Service.   Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 8.
(a)   Termination by Reason of Death.   If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b)   Termination by Reason of Disability.   If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(c)   Cause.   If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)   Other Termination.   If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
Section 9.   Restricted Stock.
(a)   Issuance.   Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.
(b)   Certificates.   Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of shares of common stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s) representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.
(c)   Restrictions and Conditions.   The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(i)   During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine, in its sole and absolute discretion.

(ii)   While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares unless otherwise provided under the applicable Award Agreement or as determined by the Committee. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 4(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.
(iii)   Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.
Section 10.   Restricted Stock Units.   Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may, in its sole and absolute discretion, impose conditions on such units as it may deem appropriate, including, without limitation, (i) continued employment or service of the recipient or (ii) the attainment of specified individual or corporate performance goals. Each Restricted Stock Unit shall be evidenced by an Award Agreement in the form that is approved by the Committee and that is not inconsistent with the terms and conditions of the Plan. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. All other terms governing Restricted Stock Units, such as vesting, time and form of payment and termination of units shall be set forth in the applicable Award Agreement. The Participant shall not have any shareholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting, the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.
Section 11.   Cash Award.   Subject to the other terms of the Plan, the Committee may grant Cash Awards. An Award Agreement for a Cash Award will indicate the applicable performance period, any applicable Performance Goals, any applicable designation of the Award as a Performance Award, and the vesting schedule of the Award. No Participant may be paid more than $500,000 in any calendar year in respect of Cash Awards that are designated as Performance Awards. Unless otherwise provided in an Award Agreement, a Participant must provide services to the Company or its Affiliates through the last day of the performance period applicable to the Cash Award in order to be eligible to receive payment. Unless otherwise specified in the Award Agreement, payment in respect of a Cash Award will be made in cash, by the 15th day of the third month following the year in which such Award is earned.
Section 12.   Performance Based Awards.
(a)   Performance Awards Generally.   The Committee may grant Performance Awards in accordance with this Section 12. Performance Awards may be denominated as a number of Shares or specified number of other Awards, which may be earned upon achievement or satisfaction of such Performance Goals as may be specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such Performance Goals as may be specified by the Committee.
(b)   Adjustments to Performance Goals.   The Committee may provide, at the time Performance Goals are established, that adjustments will be made to those performance goals to take into account, in any objective manner specified by that Committee, the impact of one or more of the following: (A) gain or loss from all or certain claims and/or litigation and insurance recoveries, (B) the impairment of tangible or intangible assets, (C) stock-based compensation expense, (D) restructuring activities reported in the Company’s public filings, (E) investments, dispositions or acquisitions, (F) loss from the disposal of certain assets, (G) gain or loss from the early extinguishment, redemption, or repurchase of debt, (H) changes in accounting principles, or (I) any other item, event or circumstance that would not cause an Award to fail to constitute “qualified performance-based compensation” under Section 162(m) of the Code (to the extent such Award is intended to be “qualified performance-based compensation”). An adjustment described in this Section may relate to the Company or to any subsidiary, division or other operational unit of the Company or its Affiliates, as determined by the Committee at the time the performance goals are established. Any adjustment shall be determined in accordance with generally accepted accounting principles and standards, unless such other objective method of measurement is designated by the committee at the time performance objectives are established. In addition, adjustments will be made as necessary to any performance criteria related to the Company’s stock to reflect changes in corporate capitalization, including a recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Company’s equity.
(c)   Other Terms of Performance Awards.   The Committee may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period. The Participant shall not have any shareholder rights with respect to the Shares subject to a Performance Award until the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Performance Award vesting, the Participant’s Performance Award or portion thereof that then remains subject to forfeiture will then be forfeited automatically.
Section 13.   Amendments and Termination.   The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 4, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within 365 days of its adoption by the Board or by the Company’s stockholders in a manner consistent with Treas. Reg. § 1.422-3 (or any successor provision), would: (i) increase the total number of Shares reserved for issuance hereunder, or (ii) change the persons or class of persons eligible to receive Awards.
Section 14.   Prohibition on Repricing Programs.   Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining shareholder approval.
Section 15.   Conditions Upon Grant of Awards and Issuance of Shares.
(a)   The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.
Section 16.   Limits on Transferability; Beneficiaries.   No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.
Section 17.   Withholding.   No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. The minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. Notwithstanding the immediately preceding sentence, the Company, in its discretion, may withhold Shares having a Fair Market Value up to, but not in excess of, the maximum statutory withholding requirements. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
Section 18.   Liability of Company.
(a)   Inability to Obtain Authority.   If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.
(b)   Grants Exceeding Allotted Shares.   If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.
(c)   Rights of Participants and Beneficiaries.   The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
Section 19.   General Provisions.
(a)   The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.
(b)   The Awards shall be subject to the Company’s recoupment and stock ownership policies, as may be in effect from time to time.
(c)   All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)   Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.
(e)   Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.
(f)   Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Section 20.   Effective Date of Plan.   The Plan became effective on [•] (the “Effective Date”), upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the Meeting of Stockholders of SITO Mobile, Ltd.
Section 21.   Term of Plan.   Unless the Plan shall theretofore have been terminated in accordance with Section 13, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.
Section 22.   Invalid Provisions.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
Section 23.   Governing Law.   The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.
Section 24.   Notices.   Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

Appendix B
Amendment to By-Laws
Article II — Meetings of Stockholders, Section 15 — Place of Meetings, of the Company’s By-Laws is hereby amended by adding at the end thereof a new paragraph which shall read in its entirety as follows:
Section 15. Place of Meetings.   The Board of Directors may, in its sole discretion, determine that stockholder meetings shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporate Law of the State of Delaware. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
B-1

SITO MOBILE LTD.100 TOWN SQUARE PLACE SUITE 204JERSEY CTY, NJ 07310ATT: MARK DEL PRIORE VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FORthe following: For Withhold For AllAllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. To elect the six directors of SITO, each to serve until our 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.Nominees 000 01) Brent Rosenthal 02) Steven Bornstein03) Michael Durden04) Itzhak Fisher 05) Thomas J. Pallack06) Karen Seminara PattonThe Board of Directors recommends you vote FOR proposals 2. and 3. ForAgainst Abstain 2. To ratify the approval by our Board of Directors of an amendment to our By-Laws to allow for participation in stockholder meetings by means of remote communication.3. To approve the Company's 2017 Equity Incentive Plan as a successor to the Company's 2008 Stock Option Plan. 000000Please indicate if you plan to attend this meeting YesNo00 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 30,2017:The Notice & Proxy Statement and Annual Report on Form 10K are available at www.proxyvote.comSITO MOBILE LTD. Special Meeting of Stockholders November 30, 2017This proxy is solicited by the Board of DirectorsThe stockholders hereby appoint Mark Del Priore and William Seagrave, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SITO MOBILE LTD. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held on November 30, 2017 at 10:00 a.m., Eastern Standard Time, at the offices of Pepper Hamilton LLP, The New York Times Building, 620 Eighth Avenue, 37th Floor, New York, New York, and at any adjournments, reschedulings, continuations or postponements thereof.This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted “FOR” all nominees listed in Proposal 1, and “FOR” Proposal 2 and "FOR" Proposal 3.Continued and to be signed on reverse side